INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
INCOME TAX [Abstract]
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 1,322,219	$ 818,452	$ 3,798,420
Effect on tax incentive / holiday	(645,720)	(383,472)	(1,740,969)
Non-deductable expense	542,531	122,448	81,578
Income tax expenses	$ 1,219,030	$ 557,428	$ 2,139,029